EXHIBIT 99.1

NEWS RELEASE – For Immediate Dissemination

Body and Mind Inc. Announces Agreement to Divest from New Jersey

LAS VEGAS, NV and VANCOUVER, B.C., CANADA – August 25, 2025 – Body and Mind Inc. (CSE: BAMM, Expert Market: BMMJ) (the “Company” or “BaM”) is pleased to announce the Company's wholly owned subsidiary, DEP Nevada, Inc. ("DEP") has entered into a Purchase Agreement with Ascend New Jersey, LLC (the “Purchaser”), whereby DEP, which owns 100% of BaM Body and Mind Dispensary NJ, Inc. (“BAM NJ”) agrees to sell all of the equity interests (the “Interests”) in BAM NJ to the Purchaser.

The total consideration to be paid by the Purchaser to DEP for the acquisition of the Interests is US$2.0 million in cash with (i) US$1 million less any indebtedness as of the closing date and less any DEP transaction expenses at closing, and (ii) US$ 1million placed in escrow pending satisfaction of closing conditions. Additional details on the transaction can be found in the Company's current report on Form 8-K, anticipated to be filed on EDGAR in the very near future.

Please visit www.bodyandmind.com for more information.

Twitter: @bodyandmindBaM

For further information, please contact:

Company Contact:

Michael Mills

President and CEO

Tel: 800-361-6312

ir@bodyandmind.com

Neither the Canadian Securities Exchange nor its Market Regulator (as that term is defined in the policies of the Canadian Securities Exchange) accepts responsibility for the adequacy or accuracy of this release.

Safe Harbor Statement

Except for the statements of historical fact contained herein, the information presented in this news release constitutes “forward-looking statements” as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any other statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might” or “will” be taken, occur or be achieved) are not statements of historical fact and should be viewed as “forward-looking statements”. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of activities, variations in the underlying assumptions associated with the estimation of activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labor disputes and other risks. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Certain matters discussed in this news release and oral statements made from time to time by representatives of the Company may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Forward-looking information is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Many of these factors are beyond the Company’s ability to control or predict. Important factors that may cause actual results to differ materially and that could impact the Company and the statements contained in this news release can be found in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement any forward-looking statements whether as a result of new information, future events or otherwise. This press release shall not constitute an offer to sell or the solicitation of an offer to buy our securities.